SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      August 27, 1996



                                  Medcross, Inc.
              (Exact name of registrant as specified in its charter)



          Florida                   0-17973                 59-2291344
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)



     3227 Bennet Street North, St. Petersburg, Florida              33713
         (Address of principal executive offices)                 (Zip code)



      Registrant's telephone number, including area code  (813) 521-1793




          (Former name or former address, if changed since last report.)
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Item 5.        Other Events.

The Company has appended an updated statement of risk factors, as Exhibit 99(a) which is incorporated herein by reference.

The Company has appended an updated statement of the business of its subsidiary, I-Link Worldwide, Inc., as Exhibit 99(b), which is incorporated herein by reference.


Item 7.        Exhibits.                                        Page

99(a)          Statement of Risk Factors                        99(a)1

99(b)          Business of the I-Link Worldwide, Inc.           99(b)1

                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MEDCROSS, INC.



                                                By:/s/ Henry Y.L. Toh
                                                   Henry Y.L. Toh
                                                   President, CEO, Acting CFO


Date August 29, 1996
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